Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
     The undersigned executive officer of Anchor BanCorp Wisconsin Inc. (the “Registrant”) hereby certifies that the Registrant’s Form 10-Q for the three months ended June 30, 2011 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Chris Bauer
Chris Bauer, President and Chief Executive Officer

August 2, 2011
Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Anchor BanCorp Wisconsin Inc. and will be retained by Anchor BanCorp Wisconsin Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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